SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                OCTOBER 27, 2004

                        Commission File Number: 000-18053

                                   LASERSCOPE

             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                                      77-0049527
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01   EXHIBITS

99.1        Press release dated October 27, 2004

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On October 27, 2004, Laserscope issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

            The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. It shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LASERSCOPE
                                  (Registrant)

Date:  October 27, 2004                    By: /s/ Dennis LaLumandiere
                                           -------------------------------------
                                           Dennis LaLumandiere
                                           Vice President, Finance,
                                           Chief Financial Officer and Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        PRESS RELEASE DATED OCTOBER 27, 2004.